Exhibit 99.2

Easterly Government Properties Inc.

Supplemental Information Package

Third Quarter 2017

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 2, 2017 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2017 that will be released on Form 10-Q to be filed on or about November 7, 2017.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met.

Funds From Operations (FFO) is defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation. By excluding income and expense items such as straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Supplemental Definitions

Net Operating Income (NOI) is calculated as net income plus depreciation and amortization, acquisition costs, corporate general and administrative costs and interest expense. Cash NOI excludes from NOI straight-line rent and amortization of above-/below market leases. NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. The Company believes that NOI provides investors with a useful measure of the operating performance of our properties. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

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Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	James Mead
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	William Trimble III
Emil Henry Jr.

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey
Jonathan Petersen	Michael R. Lewis
212-284-1705	212-319-5659

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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Executive Summary (In thousands, except share amounts)

Price of Common Shares	Three months ended September 30, 2017		Earnings	Three months ended September 30, 2017	Three months ended September 30, 2016
High closing price during period	$21.13		Net income available to Easterly Government Properties, Inc.	$782	$895
Low closing price during period	$19.61		Net income available to Easterly Government Properties, Inc.
End of period closing price	$20.67		per share:
			Basic	$0.02	$0.02
Outstanding Classes of Stock and			Diluted	$0.02	$0.02
Partnership Units - Fully Diluted Basis	At September 30, 2017
Common shares	43,855,884		Net income	$926	$1,128
Unvested restricted shares	17,912		Net income, per share - fully diluted basis	$0.02	$0.03
Common partnership units outstanding	7,710,587
Total - fully diluted basis	51,584,383		Funds From Operations ("FFO")	$15,067	$13,365
			FFO, per share - fully diluted basis	$0.32	$0.30

Market Capitalization	At September 30, 2017		Funds From Operations, as Adjusted	$13,383	$13,097
Total equity market capitalization - fully diluted basis	$1,066,249		FFO, as Adjusted, per share - fully diluted basis	$0.28	$0.29
Consolidated debt(1)	539,911
Cash and cash equivalents	(6,551)		Cash Available for Distribution	$10,520	$11,235
Total enterprise value	$1,599,609

			Liquidity		At September 30, 2017
Ratios	At September 30, 2017		Cash and cash equivalents		$6,551
Net debt to total enterprise value	33.3%
Net debt to annualized quarterly EBITDA	6.5	x	Unsecured revolving credit facility
Cash interest coverage ratio	4.0	x	Total current facility size (2)		$400,000
Cash fixed charge coverage ratio	3.5	x	Less: outstanding balance		(59,250)
Pro forma net debt to annualized quarterly EBITDA(3)	6.1	x	Available under unsecured revolving credit facility		$340,750

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total facility size of not more than $650  million.

(3)Pro-forma assuming a full quarter of operations from FBI - Salt Lake City.

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Balance Sheets (Unaudited, in thousands, except share amounts)

	September 30, 2017	December 31, 2016
Assets
Real estate properties, net	$1,195,618	$901,066
Cash and cash equivalents	6,551	4,845
Restricted cash	3,866	1,646
Deposits on acquisitions	1,100	1,750
Rents receivable	9,664	8,544
Accounts receivable	7,532	5,823
Deferred financing, net	1,158	2,787
Intangible assets, net	131,408	113,795
Interest rate swap	3,088	3,785
Prepaid expenses and other assets	8,050	1,422
Total assets	$1,368,035	$1,045,463

Liabilities
Revolving credit facility	59,250	212,167
Term loan facility, net	99,167	-
Notes payable, net	173,676	-
Mortgage notes payable, net	203,999	80,806
Intangible liabilities, net	40,866	41,840
Accounts payable and accrued liabilities	21,946	13,784
Total liabilities	598,904	348,597

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
43,873,796 and 36,874,810 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively.	439	369
Additional paid-in capital	718,880	596,971
Retained earnings	4,414	1,721
Cumulative dividends	(72,195)	(42,794)
Accumulated other comprehensive income	2,627	3,038
Total stockholders' equity	654,165	559,305
Non-controlling interest in Operating Partnership	114,966	137,561
Total equity	769,131	696,866
Total liabilities and equity	$1,368,035	$1,045,463

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Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Revenues
Rental income	$30,079	$24,493	$83,600	$68,520
Tenant reimbursements	3,554	2,385	10,156	7,016
Other income	225	97	592	331
Total revenues	33,858	26,975	94,348	75,867

Operating expenses
Property operating	6,718	5,308	18,904	14,726
Real estate taxes	3,452	2,533	9,166	7,233
Depreciation and amortization	14,141	12,237	40,663	34,174
Acquisition costs	206	660	1,194	1,339
Corporate general and administrative	2,920	3,066	9,506	9,154
Total expenses	27,437	23,804	79,433	66,626
Operating income	6,421	3,171	14,915	9,241

Other expenses
Interest expense, net	(5,495)	(2,043)	(11,626)	(5,967)
Net income	926	1,128	3,289	3,274

Non-controlling interest in Operating Partnership	(144)	(233)	(596)	(1,005)
Net income available to Easterly Government
Properties, Inc.	$782	$895	$2,693	$2,269

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.02	$0.02	$0.07	$0.08
Diluted	$0.02	$0.02	$0.07	$0.07

Weighted-average common shares outstanding:
Basic	39,962,471	34,967,482	38,098,805	28,886,697
Diluted	41,903,977	36,904,564	40,012,282	30,722,389

Net income, per share - fully diluted basis	$0.02	$0.03	$0.07	$0.08

Weighted average common shares outstanding -
fully diluted basis	47,683,701	44,446,991	46,525,052	41,717,726

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Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Net income	$926	$1,128	$3,289	$3,274
Depreciation and amortization	14,141	12,237	40,663	34,174
Acquisition costs	206	660	1,194	1,339
Corporate general and administrative	2,920	3,066	9,506	9,154
Interest expense	5,495	2,043	11,626	5,967
Net Operating Income	23,688	19,134	66,278	53,908
Adjustments to Net Operating Income:
Straight-line rent	(881)	(115)	(1,376)	(155)
Above-/below-market leases	(2,065)	(1,816)	(6,283)	(5,225)
Cash Net Operating Income	$20,742	$17,203	$58,619	$48,528

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EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net income	$926	$1,128	$3,289	$3,274
Depreciation and amortization	14,141	12,237	40,663	34,174
Interest expense	5,495	2,043	11,626	5,967
EBITDA	$20,562	$15,408	$55,578	$43,415

Net income	$926	$1,128	$3,289	$3,274
Depreciation and amortization	14,141	12,237	40,663	34,174
Funds From Operations (FFO)	$15,067	$13,365	$43,952	$37,448
Adjustments to FFO:
Acquisition costs	206	660	1,194	1,339
Straight-line rent	(883)	(50)	(1,376)	(17)
Above-/below-market leases	(2,065)	(1,816)	(6,283)	(5,225)
Non-cash interest expense	310	196	784	585
Non-cash compensation	748	742	2,215	2,164
Funds From Operations, as Adjusted	$13,383	$13,097	$40,486	$36,294

FFO, per share - fully diluted basis	$0.32	$0.30	$0.94	$0.90
FFO, as Adjusted, per share - fully diluted basis	$0.28	$0.29	$0.87	$0.87

Funds From Operations, as Adjusted	$13,383	$13,097	$40,486	$36,294
Acquisition costs	(206)	(660)	(1,194)	(1,339)
Principal amortization	(748)	(717)	(2,221)	(2,131)
Maintenance capital expenditures	(1,726)	(463)	(2,677)	(781)
Contractual tenant improvements	(183)	(22)	(335)	(31)
Cash Available for Distribution (CAD)	$10,520	$11,235	$34,059	$32,012

Weighted average common shares outstanding -
fully diluted basis	47,683,701	44,446,991	46,525,052	41,717,726

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Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	Stated Rate(1)	September 30, 2017 Balance(2)	September 30, 2017 Percent of Total Indebtedness
Unsecured debt
Unsecured revolving credit facility(3)	11-Feb-19(4)	LIBOR + 150bps	$59,250	11.0%
Unsecured term loan facility	29-Sep-23	3.17%(5)	100,000	18.4%
Notes payable - series A	25-May-27	4.05%	95,000	17.6%
Notes payable - series B	25-May-29	4.15%	50,000	9.3%
Notes payable - series C	25-May-32	4.30%	30,000	5.6%
	7.8 years	3.59%	$334,250	61.9%
Total unsecured debt	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Loma Linda	6-Jul-27	3.59%	127,500	23.6%
ICE - Charleston	15-Jan-27	4.21%	20,088	3.7%
USFS II - Albuquerque	14-Jul-26	4.46%	16,969	3.1%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	15,700	2.9%
CBP - Savannah	10-Jul-33	3.40%	14,388	2.7%
MEPCOM - Jacksonville	14-Oct-25	4.41%	11,016	2.0%
	9.7 years	3.69%	$205,661	38.1%
Total secured mortgage debt	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	September 30, 2017
Variable rate debt - unhedged	$74,950
Fixed rate debt	464,961
Total debt(2)	$539,911

% Variable rate debt - unhedged	13.9%
% Fixed rate debt	86.1%

Weighted average maturity	8.5 years
Weighted average interest rate	3.6%

(1)Average stated rates represent the weighted average interest rate at September 30, 2017.

(2)Excludes unamortized premiums / discounts and deferred financing fees.

(3)Credit facility has available capacity of $340,750 as of September 30, 2017.

(4)Credit facility has two six-month as-of-right extension options subject to certain conditions and the payment of an extension fee.

(5)Entered into two interest rate swaps with an effective date of March 29, 2017 with an aggregate notional value of $100 million to effectively fix the interest rate at 3.17% annually based on the Company’s current leverage ratio.

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Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt			Weighted Average
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Interest Rate of Scheduled Maturities
2017	756	-	-	756	0.1%	-
2018	3,100	-	-	3,100	0.6%	-
2019	3,229	-	59,250	62,479	11.6%	2.74%
2020	3,395	-	-	3,395	0.6%	-
2021	4,054	-	-	4,054	0.8%	-
2022	5,109	-	-	5,109	0.9%	-
2023	5,388	15,700	100,000	121,088	22.4%	3.11%
2024	5,679	-	-	5,679	1.1%	-
2025	5,633	1,917	-	7,550	1.4%	4.41%
2026	3,686	6,368	-	10,054	1.9%	4.46%
2027	1,093	134,640	95,000	230,733	42.7%	3.82%
2028	983	-	-	983	0.2%	-
2029	1,016	-	50,000	51,016	9.4%	4.15%
2030	1,049	-	-	1,049	0.2%	-
2031	1,082	-	-	1,082	0.2%	-
2032	1,116	-	30,000	31,116	5.8%	4.30%
2033	668	-	-	668	0.1%	-
Total	$47,036	$158,625	$334,250	$539,911	100.0%

Operating Property Overview (As of September 30, 2017, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,039,347	12.5%	$48.96
IRS - Fresno	Fresno, CA	Office	2018	2003	180,481	7,495,047	5.9%	41.53
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,723,832	5.3%	39.66
PTO - Arlington	Arlington, VA	Office	2019 / 2020	2009	189,871	6,550,786	5.1%	34.50
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,037,895	3.9%	33.91
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,433,604	3.5%	39.52
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	3,852,671	3.0%	53.52
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,758,257	2.9%	43.33
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,492,465	2.8%	28.57
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,257,771	2.6%	23.66
AOC - El Centro	El Centro, CA	Courthouse/Office	2019	2004	46,813	3,079,731	2.4%	65.79
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,017,500	2.4%	31.34
OSHA - Sandy	Sandy, UT	Laboratory	2024	2003	75,000	2,972,463	2.3%	39.63
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,856,679	2.2%	28.94
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,794,202	2.2%	39.30
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,761,077	2.2%	51.02
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,756,395	2.2%	28.53
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,741,304	2.1%	64.53
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,737,373	2.1%	29.61
AOC - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,666,267	2.1%	29.66
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,395,557	2.0%	48.18
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,180,022	1.8%	72.67
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,165,285	1.7%	21.23
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,131,266	1.7%	60.89
FBI - Albany	Albany, NY	Office	2018	1998	98,184	2,094,025	1.6%	21.33
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	2,077,243	1.6%	52.05
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,061,963	1.6%	17.83
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,807,861	1.4%	25.17
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,758,880	1.4%	28.02
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	52,881	1,752,325	1.4%	35.43

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Operating Property Overview (Cont.) (As of September 30, 2017, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
CBP - Chula Vista	Chula Vista, CA	Office	2018	1998	59,397	1,710,318	1.3%	28.79
DEA - North Highlands	Sacramento, CA	Office	2017	2002	37,975	1,707,569	1.3%	44.97
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,588,434	1.2%	48.13
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,574,367	1.2%	26.44
AOC - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,464,428	1.1%	31.17
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,392,038	1.1%	39.08
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,340,360	1.0%	41.92
DEA - Otay	San Diego, CA	Office	2017	1997	32,560	1,301,353	1.0%	39.97
DEA - Riverside	Riverside, CA	Office	2017	1997	34,354	1,300,738	1.0%	37.86
AOC - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	816,214	0.7%	27.10
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	535,860	0.4%	46.23
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	534,011	0.4%	33.17
SSA - San Diego	San Diego, CA	Office	2032	2003	10,856	442,966	0.3%	44.04
Subtotal					3,408,336	$125,157,749	97.9%	$36.77

Privately Leased Properties
2650 SW 145th Avenue - Parbel of Florida	Miramar, FL	Warehouse/Distribution	2018	2007	81,721	1,668,732	1.3%	20.42
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	538,932	0.4%	5.10
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	527,845	0.4%	7.53
Subtotal					257,440	$2,735,509	2.1%	$10.63

Total / Weighted Average					3,665,776	$127,893,258	100.0%	$34.93

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Tenants (As of September 30, 2017, unaudited)

Tenant	Number of Properties	Number of Leases	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Bureau of Investigation ("FBI")	7	7	6.0	823,368	22.5%	$26,228,536	20.5%
Drug Enforcement Administration ("DEA")	11	11	5.1	432,142	11.8%	18,787,524	14.7%
Department of Veteran Affairs ("VA")	1	1	18.7	327,614	8.9%	16,039,347	12.5%
Administrative Office of the U.S. Courts ("AOC")	4	4	6.1	213,791	5.8%	8,026,639	6.3%
Immigration and Customs Enforcement ("ICE")	3	3	8.1	182,522	5.0%	7,627,675	6.0%
Internal Revenue Service ("IRS")	1	1	1.2	180,481	4.9%	7,495,047	5.9%
Patent and Trademark Office ("PTO")	1	2	1.6	189,871	5.2%	6,550,786	5.1%
U.S. Forest Service ("USFS")	2	2	6.4	191,175	5.2%	5,594,052	4.4%
Customs and Border Protection ("CBP")	3	3	7.5	127,397	3.6%	5,430,018	4.2%
Environmental Protection Agency ("EPA")	1	1	5.5	71,979	2.1%	3,852,671	3.0%
Department of Transportation ("DOT")	1	2	6.6	129,659	3.5%	3,738,353	2.9%
U.S. Citizenship and Immigration Services ("USCIS")	1	1	2.9	137,671	3.8%	3,257,771	2.5%
Occupational Safety and Health Administration ("OSHA")	1	1	6.3	75,000	2.0%	2,972,463	2.3%
Military Entrance Processing Command ("MEPCOM")	1	1	8.0	30,000	0.8%	2,180,022	1.7%
Department of Energy ("DOE")	1	1	12.1	115,650	3.2%	2,061,963	1.6%
National Park Service ("NPS")	1	1	6.7	62,772	1.7%	1,758,880	1.4%
U.S. Coast Guard ("USCG")	1	1	10.2	59,547	1.6%	1,574,367	1.2%
Social Security Administration ("SSA")	2	2	8.8	21,649	0.6%	978,827	0.9%
Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)	0	0	3.2	8,680	0.2%	339,254	0.3%
U.S. Department of Agriculture ("USDA")	0	1	8.3	1,538	0.0%	54,999	0.0%
Subtotal	43	46	7.0	3,382,506	92.4%	$124,549,193	97.4%

Private Tenants
Parbel of Florida	1	1	0.7	81,721	2.2%	$1,668,732	1.3%
United Technologies (Pratt & Whitney)	1	1	6.5	105,641	2.9%	608,556	0.5%
We Are Sharing Hope SC(3)	0	1	4.3	21,609	0.6%	538,932	0.4%
Lummus Corporation	1	1	11.1	70,078	1.9%	527,845	0.4%
Subtotal	3	4	5.5	279,049	7.6%	$3,344,065	2.6%

Total / Weighted Average	46	50	6.9	3,661,555	100.0%	$127,893,258	100.0%

(1)Weighted based on leased square feet.

(2)ATF occupies the first floor of the DEA – Birmingham building in a joint lease with the DEA.

(3)LifePoint, Inc. changed its legal name to We Are Sharing Hope SC.

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Lease Expirations (As of September 30, 2017, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2017	3	104,889	2.9%	$4,309,660	3.4%	$41.09
2018	4	419,783	11.5%	12,968,122	10.1%	30.89
2019	2	215,281	5.9%	8,860,647	6.9%	41.16
2020	7	356,677	9.7%	11,734,115	9.2%	32.90
2021	7	582,782	15.8%	17,508,922	13.7%	30.04
2022	2	47,919	1.3%	1,697,327	1.3%	35.42
2023	2	177,620	4.9%	4,391,603	3.4%	24.72
2024	6	501,978	13.7%	17,400,921	13.6%	34.66
2025	3	108,955	3.0%	4,984,810	3.9%	45.75
2026	2	100,258	2.7%	2,911,678	2.3%	29.04
Thereafter	12	1,045,413	28.6%	41,125,453	32.2%	39.34
Total / Weighted Average	50	3,661,555	100.0%	$127,893,258	100.0%	$34.93

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